                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08743

                         Van Kampen Senior Income Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/06

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Senior Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of July 31, 2006.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 7/31/06

SENIOR INCOME TRUST
SYMBOL: VVR
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (6/24/98)            5.51%          5.22%

5-year                               6.59           8.00

1-year                               6.54          10.41
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND TRUST SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2006

MARKET CONDITIONS

The 12-month period ended July 31, 2006 was quite favorable for the senior loan asset class. Economic growth was solid, inflation remained in check, and the credit market showed overall strength with many corporations posting good profits, increasing revenues and improving credit quality. In addition, interest rates continued to climb as the Federal Open Market Committee (the "Fed") raised the target federal funds rate by 25 basis points at each of its meetings during the reporting period, bringing the target rate to 5.25 percent at the end of June 2006. The rising-rate environment was particularly beneficial to the senior loan market as the yields on the loans adjust in tandem to short-term interest rates.

Yield spreads in the senior loan market were relatively steady during the first half of the reporting year, then began to widen in March. These widening spreads in the latter half of the period added to the attractiveness of senior loans, spurring demand from both institutional and individual investors.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the 12 months ended July 31, 2006, the trust returned 10.41 percent on a market price basis and 6.54 percent on an NAV basis.

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED JULY 31, 2006

------------------------------------------------
      BASED ON NAV   BASED ON MARKET PRICE

         6.54%              10.41%
------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

We continued to follow our research-intensive investment approach, seeking to balance yield with a stable net asset value. Our investment process remained focused on identifying companies with strong management, solid and predictable cash flows, and sufficient collateral in the event of default.

Throughout the reporting period, we continued to employ a bottom-up security selection process driven by analysis of individual company fundamentals. We do, however, analyze overall sector and industry trends as well, which led us to position the trust somewhat defensively during the period. For example, we favored investments in less cyclical sectors such as food and drug, cable, leisure and entertainment, and the defense industry. These sectors have historically experienced steady demand for goods and services. In addition, we generally avoided investing in companies that we believed to be vulnerable to cyclical economic downturns or rising fuel prices, particularly the auto and airline industries. We also remained cautious about the health care sector, which has been struggling due to reductions in Medicaid reimbursements.

The trust benefited during the period from our use of leverage. Leverage involves borrowing at a short-term lending rate and reinvesting the proceeds at a higher rate. We used this strategy on an ongoing basis in an effort to enhance the trust's dividend. Unlike other fixed-income classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates, since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the trust's borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.) We might reduce leverage in periods of weaker credit quality conditions to prevent magnifying erosion of the trust's net asset value.

The trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the trust in the future.

CHANGES IN INVESTMENT POLICIES

At a meeting held on March 1, 2006, the Board of Trustees approved changes to certain of the Trust's investment policies in order to expand the investment options available to the Trust as the Trust seeks to achieve its investment objective of high level of current income, consistent with preservation of capital. The Trust's investment policy of investing at least 80% of its total assets in Senior Loans remains unchanged. The changes to the Trust's investment policies are as follows:

(1) The Trust may, subject to the limits specified below, invest in credit-linked deposits. Credit-linked deposits are deposits by lenders, such as the Trust, to support the issuance of letters of credit to the Senior Loan borrower. The Trust receives from the bank issuing such letters of credit an agreed upon rate of return in exchange for its deposit. There are risks associated with credit-linked deposits, including the credit risk of the bank which maintains the deposit account as well as the credit risk of the borrower. The Trust bears the risk of possible loss of its principal investment, in addition to the periodic interest payments that are expected to be received for the duration of the Trust's investment in the credit-linked deposit. Thus, restating the Trust's investment policies to include this new investment: The Trust may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Trust must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

(2) The Trust's ability to invest in structured products has been increased to 10% of its total assets and expanded to include credit default swaps ("CDS") to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes. A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a CDS transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a CDS contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Trust buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein. When the Trust sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes, and the Trust is subject to the 10% limitation described herein on structured products.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/2006
Chemicals, Plastics & Rubber                                      7.5%
Broadcasting--Cable                                               7.3
Printing & Publishing                                             5.8
Beverage, Food & Tobacco                                          5.6
Hotels, Motels, Inns & Gaming                                     5.1
Entertainment & Leisure                                           5.0
Healthcare                                                        4.7
Buildings & Real Estate                                           4.5
Automotive                                                        4.0
Electronics                                                       4.0
Personal & Miscellaneous Services                                 3.1
Aerospace/Defense                                                 2.8
Finance                                                           2.6
Ecological                                                        2.6
Paper & Forest Products                                           2.4
Construction Material                                             2.3
Containers, Packaging & Glass                                     2.0
Restaurants & Food Service                                        2.0
Insurance                                                         1.8
Medical Products & Services                                       1.7
Utilities                                                         1.6
Health & Beauty                                                   1.6
Natural Resources                                                 1.5
Telecommunications--Local Exchange Carriers                       1.3
Broadcasting--Radio                                               1.2
Diversified Manufacturing                                         1.1
Non-Durable Consumer Products                                     1.1
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        1.1
Telecommunications--Wireless                                      1.1
Pharmaceuticals                                                   1.1
Grocery                                                           1.0
Retail--Specialty                                                 1.0
Business Equipment & Services                                     0.8
Retail--Stores                                                    0.7
Machinery                                                         0.7
Retail--Oil & Gas                                                 0.6
Textiles & Leather                                                0.5
Mining, Steel, Iron & Non-Precious Metals                         0.5
Transportation--Rail Manufacturing                                0.4
Transportation--Personal                                          0.4
Farming & Agriculture                                             0.4
Transportation--Cargo                                             0.4
Education & Child Care                                            0.4
Broadcasting--Diversified                                         0.3
Telecommunications--Equipment & Services                          0.2
Broadcasting--Television                                          0.2
                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/2006
                                       (continued from previous page)
Telecommunications--Long Distance                                 0.1
Retail--Office Products                                           0.1
                                                                -----
Total Long-Term Investments                                      98.2%
Short-Term Investments                                            1.8
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  178.7%
            AEROSPACE/DEFENSE  5.2%
 $14,594    Alion Science and Technology
            Corp., Term Loan............. B1        B+     8.00 to   12/31/07 to  $   14,642,319
                                                            11.00%    08/02/09
     155    Alion Science and Technology
            Corp., Revolving Credit
            Agreement.................... B1        B+      10.00     08/02/09           151,125
   3,825    AM General, LLC, Term Loan
            (b).......................... NR        NR     9.83 to    11/01/11         3,870,422
                                                            11.75
   1,497    Apptis, Inc., Term Loan...... B2        B+       8.65     01/05/10         1,508,353
   7,527    ARINC, Inc., Term Loan....... Ba3       BB       7.11     03/10/11         7,550,271
   4,989    DynCorp International, LLC,
            Term Loan.................... Ba3       BB-    7.81 to    02/11/11         5,011,932
                                                             8.31
   7,460    IAP Worldwide Services, Inc.,
            Term Loan.................... B2        B-     8.50 to   12/30/12 to       7,551,990
                                                            13.50     06/30/13
   3,540    ILC Industries, Inc., Term
            Loan......................... NR        NR     7.99 to    02/24/12         3,553,777
                                                             8.00
   9,720    K&F Industries, Inc., Term
            Loan......................... B2        B+       7.40     11/18/12         9,736,239
   1,406    Primus International, Inc.,
            Revolving Credit Agreement... NR        NR       7.84     06/07/12         1,411,523
   4,497    SI International, Inc., Term
            Loan......................... B1        NR       6.97     02/09/11         4,502,926
  11,370    Spirit AeroSystems, Inc.,
            Term Loan.................... B1        BB-      7.75     12/31/11        11,431,050
   8,478    Wyle Laboratories, Inc., Term
            Loan......................... NR        B+     7.88 to   01/28/11 to       8,575,667
                                                            11.63     07/28/11
                                                                                  --------------
                                                                                      79,497,594
                                                                                  --------------
            AUTOMOTIVE  7.4%
   8,392    Accuride Corp., Term Loan
            (b).......................... B1        B+       7.31     01/31/12         8,414,896

   3,000    Dana Corp., Term Loan........ B3        BB-      7.45     04/13/08         3,005,937
  14,021    Federal-Mogul Corp., Term
            Loan (c)..................... NR        NR       9.15     12/09/06        14,126,066
  15,384    Federal-Mogul Corp.,
            Revolving Credit Agreement
            (c).......................... NR        NR       9.15     12/09/06        15,431,585
   3,497    Heartland Automotive
            Holdings, Inc., Term Loan.... NR        NR     8.93 to    02/27/12         3,523,067
                                                             9.26

   3,600    Lear Corp., Term Loan........ B2        B+       7.93     04/25/12         3,580,124

 12                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
 $10,369    MetoKote Corp., Term Loan.... B2        B+     8.68 to    11/27/11    $   10,401,152
                                                            8.74%
   1,566    Navistar International Corp.,
            Term Loan.................... NR        BB-     10.49     02/22/09         1,581,300
   6,120    Polypore, Inc., Term Loan.... B2        B        8.40     11/12/11         6,180,750
   9,842    Safelite Glass Corp., Term
            Loan......................... NR        NR     8.92 to    09/30/07         9,718,839
                                                             9.42
   6,000    Sensata Technologies, Term
            Loan......................... B1        BB-    7.14 to    04/27/13         5,974,824
                                                             7.24
   3,818    Tenneco Automotive, Inc.,
            Term Loan.................... Ba3       BB-      7.19     12/12/10         3,846,709
  26,561    TRW Automotive, Inc., Term
            Loan......................... Ba2       BB+    6.75 to   01/10/10 to      26,534,260
                                                             7.19     06/30/12
   2,591    United Components, Inc., Term
            Loan......................... B2        BB-    7.41 to    06/30/12         2,603,780
                                                             7.66
                                                                                  --------------
                                                                                     114,923,289
                                                                                  --------------
            BEVERAGE, FOOD & TOBACCO  10.3%
   7,182    Advantage Sales & Marketing,
            LLC, Term Loan (b)........... NR        NR       7.22     03/29/13         7,119,157
     573    Atkins Nutritionals, Inc.,
            Term Loan.................... NR        NR      17.50     12/31/10           479,801
  12,979    Birds Eye Foods, Inc., Term
            Loan (b)..................... B1        B+     8.15 to    06/30/08        13,043,905
                                                             8.18
   1,509    Buffets Holdings, Inc., Term
            Loan (b)..................... B1        B-     8.90 to    06/28/09         1,514,561
                                                             9.00
  12,372    Commonwealth Brands, Inc.,
            Term Loan.................... NR        NR       7.75     12/22/12        12,449,023
   4,722    Constellation Brands, Inc.,
            Term Loan.................... Ba2       BB     6.75 to    06/05/13         4,742,514
                                                             7.00
   4,575    Culligan International Co.,
            Term Loan.................... B1        B+       7.37     09/30/11         4,576,176
  17,959    Dole Food, Co., Inc., Term
            Loan......................... Ba3       B+     5.37 to    04/12/13        17,614,351
                                                             9.00
   9,487    DS Waters Enterprises, LP,
            Term Loan.................... Caa3      CCC    9.81 to    11/07/09         9,507,405
                                                            11.50
   3,267    Eight O'clock Coffee Co.,
            Term Loan.................... NR        NR      10.25     11/14/11         3,283,310

See Notes to Financial Statements                                             13

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 5,080    Farley's & Sathers Candy Co.,
            Inc., Term Loan.............. NR        NR     8.24 to   06/15/10 to  $    5,096,201
                                                            11.62%    03/24/11
   2,400    Fresh Start Bakeries, Inc.,
            Term Loan.................... NR        NR     7.75 to    06/27/13         2,403,000
                                                             7.88
   3,982    Le-Nature's, Inc., Term
            Loan......................... B1        B      7.88 to    06/23/10         4,024,808
                                                            10.25
   6,726    Luigino's, Inc., Term Loan... B1        B+     8.25 to    04/02/11         6,782,273
                                                             8.44
   1,546    Mafco Worldwide Corp., Term
            Loan......................... B1        B+     7.35 to    12/08/11         1,548,781
                                                             7.45
   8,874    Michael Foods, Inc., Term
            Loan......................... B1        B+     7.03 to    11/21/10         8,901,555
                                                             7.55
   6,295    National Dairy Holdings, LP,
            Term Loan.................... NR        NR       7.40     03/15/12         6,318,237
   2,640    National Distributing Co.,
            Inc., Term Loan.............. NR        NR      11.90     06/22/10         2,646,600
   2,493    OSI Foods GMBH & Co. KG, Term
            Loan......................... NR        NR       7.25     09/02/11         2,489,843
   5,609    OSI Group, LLC, Term Loan.... NR        NR       7.25     09/02/11         5,602,148
   3,116    OSI-Holland Finance B.V.,
            Term Loan.................... NR        NR       7.25     09/02/11         3,112,304
   4,635    PBM Products, LLC, Term
            Loan......................... NR        NR       8.40     07/26/11         4,666,724
   6,848    Pierre Foods, Inc., Term
            Loan......................... B1        B+       6.93     06/30/10         6,860,840
   5,757    Pinnacle Foods, Inc., Term
            Loan......................... B1        B+     7.45 to    11/25/10         5,761,967
                                                             7.48
     750    Reddy Ice Group, Inc., Term
            Loan......................... B1        B+       7.25     08/09/12           749,531
   6,000    Reynolds American, Inc., Term
            Loan......................... Ba1       BBB-   7.19 to    05/31/12         6,036,096
                                                             7.31
   5,000    Sturm Foods, Inc., Term
            Loan......................... NR        NR     7.75 to    05/26/11         5,018,750
                                                            10.00

 14                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 3,206    Sunny Delight Beverage Co.,
            Term Loan.................... Caa1      CCC    11.19 to   08/20/10    $    3,176,385
                                                            11.52%
   3,950    Volume Services America,
            Inc., Term Loan.............. B2        NR     8.74 to    10/01/10         3,974,688
                                                             9.50
                                                                                  --------------

                                                                                     159,500,934
                                                                                  --------------
            BROADCASTING--CABLE  13.5%
   3,300    Century Cable Holdings, LLC,
            Term Loan (c)................ NR        NR      10.25     06/30/09         3,173,894
  15,000    Cequel Communications, LLC,
            Term Loan.................... B1        B+       7.74     11/05/13        14,920,980
  60,927    Charter Communications
            Operating, LLC, Term Loan.... B2        B        8.13     04/28/13        61,090,337
  14,963    CSC Holdings, Inc., Term
            Loan......................... Ba3       BB     6.88 to    03/29/13        14,890,919
                                                             7.26
   9,593    Frontiervision Operating
            Partners, LP, Term Loan (c)
            (j).......................... NR        NR     9.65 to   09/30/05 to       9,463,588
                                                             9.78     03/31/06
   2,354    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c) (j)..... NR        NR       9.65     06/30/06         2,318,260
  13,373    Hilton Head Communications,
            LP, Term Loan (c)............ NR        NR       9.50     03/31/08        12,754,739
  12,760    Hilton Head Communications,
            LP, Revolving Credit
            Agreement (c)................ NR        NR       8.25     09/30/07        12,079,471
   9,151    Insight Midwest Holdings,
            LLC, Term Loan............... Ba3       BB-      7.44     12/31/09         9,171,447
     823    Insight Midwest Holdings,
            LLC, Revolving Credit
            Agreement.................... Ba3       BB-    6.63 to    06/30/09           808,067
                                                             6.69

   4,962    MCC Iowa, LLC, Term Loan..... Ba3       BB-    6.90 to    01/31/15         4,941,456
                                                             7.37
   4,800    Mediacom Broadbrand, LLC,
            Term Loan.................... Ba3       BB-      7.38     01/31/15         4,785,000
   2,400    Mediacom Illinois, LLC, Term
            Loan......................... Ba3       BB-    6.90 to    01/31/15         2,392,930
                                                             7.37
  57,095    Olympus Cable Holdings, LLC,
            Term Loan (c)................ NR        NR     9.50 to   06/30/10 to      54,752,964
                                                            10.25
                                                                                  --------------

                                                                                     207,544,052
                                                                                  --------------

See Notes to Financial Statements                                             15

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            BROADCASTING--DIVERSIFIED  0.6%
 $ 6,000    Cumulus Media, Inc., Term
            Loan......................... Ba3       B      7.33 to    06/07/13    $    6,013,128
                                                            7.63%
   3,709    Entravision Communications
            Corp., Term Loan............. Ba3       B+       7.01     03/29/13         3,711,950
                                                                                  --------------
                                                                                       9,725,078
                                                                                  --------------
            BROADCASTING--RADIO  2.2%
   6,000    CMP KC, LLC, Term Loan....... Caa1      CCC    9.25 to    05/03/11         6,007,500
                                                             9.31
  14,786    CMP Susquehanna Corp., Term
            Loan......................... Ba3       B      7.25 to    05/05/13        14,792,649
                                                             7.38
   1,795    LBI Media, Inc., Term Loan... B1        B        6.76     03/31/12         1,784,278
   5,673    NextMedia Operating, Inc.,
            Term Loan.................... B1        B      7.33 to   11/15/12 to       5,696,609
                                                            10.01     11/15/13
   5,431    Spanish Broadcasting Systems,
            Inc., Term Loan.............. B1        B+       7.25     06/11/12         5,426,726
                                                                                  --------------
                                                                                      33,707,762
                                                                                  --------------
            BROADCASTING--TELEVISION  0.3%
   4,158    HIT Entertainment, Inc., Term
            Loan......................... B1        B        7.70     03/20/12         4,178,790
                                                                                  --------------

            BUILDINGS & REAL ESTATE  8.2%
   6,667    BioMed Realty, LP, Term Loan
            (b).......................... NR        NR       7.60     05/30/10         6,683,333
  15,629    Capital Automotive, LP, Term
            Loan (b)..................... Ba1       BB+      7.10     12/16/10        15,645,987
     316    Central Parking Corp., Term
            Loan......................... Ba3       BB-      7.50     03/31/10           318,136
   6,300    Edge-Star Partners, Term
            Loan......................... NR        NR     8.44 to    11/18/07         6,327,750
                                                            14.69
  21,000    Ginn LA CS Borrower, LLC Term
            Loan......................... B1        BB     8.29 to   06/08/11 to      20,745,000
                                                            12.35     06/08/12
   6,000    Landsource Communities
            Development, LLC, Term Loan.. NR        NR       7.88     03/31/10         6,011,250
   4,800    LNR Property Corp., Term
            Loan......................... B2        B+       8.11     07/12/11         4,829,002
   2,394    London Arena & Waterfront
            Finance, LLC, Term Loan...... NR        NR       8.78     03/08/12         2,414,948
   5,000    Macerich Partnership, LP,
            Term Loan.................... NR        NR       6.88     04/25/10         4,991,665

 16                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            BUILDINGS & REAL ESTATE (CONTINUED)
 $   394    NCI Building Systems, Inc.,
            Term Loan.................... Ba2       BB      6.71%     06/18/10    $      394,505
   2,767    NewKirk Master, LP, Term
            Loan......................... Ba2       BB+    7.10 to    08/11/08         2,776,061
                                                             8.75
   5,693    North Las Vegas, Term Loan... B2        B+     8.25 to   05/09/11 to       5,737,483
                                                            12.50     05/30/12
   3,600    Shea Capital I, LLC, Term
            Loan......................... NR        NR       7.49     10/27/11         3,586,500
   2,494    Shea Mountain House, LLC,
            Term Loan.................... NR        NR       7.17     05/11/11         2,475,047
   4,500    South Edge, LLC, Term Loan... NR        NR     7.19 to   10/31/07 to       4,511,041
                                                             7.44     10/31/09
   3,600    Standard Pacific Corp., Term
            Loan......................... NR        NR       6.56     05/05/13         3,532,500
   5,991    Tamarack Resorts, LLC, Term
            Loan......................... NR        NR     8.33 to    05/19/11         6,017,211
                                                             8.75
   9,000    Trizec Properties, Inc., Term
            Loan......................... NR        BB+      6.78     05/02/07         8,995,779
  12,000    WCI Communities, Inc., Term
            Loan......................... NR        NR       7.44     12/23/10        11,940,000
   9,134    Yellowstone Development, LLC,
            Term Loan.................... NR        NR       7.78     09/30/10         9,103,881
                                                                                  --------------
                                                                                     127,037,079
                                                                                  --------------
            BUSINESS EQUIPMENT & SERVICES  1.6%
   1,788    Affiliated Computer,
            Services, Inc., Term Loan
            (b).......................... Ba2       BB     7.40 to    03/20/13         1,791,680
                                                             8.23
   3,000    Contec, LLC, Term Loan....... NR        NR     8.63 to    06/15/12         3,007,500
                                                             8.75
   2,090    InfoUSA, Inc., Term Loan..... Ba3       BB       7.25     02/14/12         2,092,112
   4,800    Institutional Shareholders
            Services, Inc., Term Loan.... NR        NR       7.85     09/30/11         4,812,000
   4,113    Katun Corp., Term Loan....... NR        BB-    6.21 to    06/30/09         4,113,436
                                                             9.75
   2,758    Pro-Quest, Revolving Credit
            Agreement.................... NR        NR     7.89 to    01/31/10         2,700,570
                                                             8.89
   5,435    Verifone, Inc., Term Loan.... B1        BB-      7.24     06/30/11         5,441,793
                                                                                  --------------
                                                                                      23,959,091
                                                                                  --------------

See Notes to Financial Statements                                             17

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS & RUBBER  13.9%
 $ 1,241    American Pacific Corp., Term
            Loan......................... B2        B       9.50%     11/30/10    $    1,242,176
   3,900    Basell North America
            (Netherlands), Term Loan
            (b).......................... Ba3       B+     7.73 to   09/07/13 to       3,948,748
                                                             8.23     09/07/14
   1,781    Becker-Underwood, Inc., Term
            Loan......................... NR        NR     9.75 to   09/30/11 to       1,768,689
                                                            12.50     03/31/12
  11,400    Brenntag Holdings GmbH & Co.
            KG, Term Loan (b)............ B2        B+     8.08 to   01/20/14 to      11,522,406
                                                            12.08     07/17/15
  17,315    Celanese, AG (Germany), Term
            Loan (b)..................... B1        BB-      7.50     04/06/11        17,367,175
   7,500    Ferro Corp., Revolving Credit
            Agreement.................... NR        B+     8.53 to    06/06/12         7,497,660
                                                             8.74
   3,600    Fibervisions Delaware Corp.,
            Term Loan.................... B2        B        9.00     03/31/13         3,609,000
  24,000    Hexion Specialty Chemicals,
            Inc., Term Loan.............. B2        B+     7.50 to    05/05/13        23,797,488
                                                             7.56
  55,489    Huntsman International, LLC,
            Term Loan.................... Ba3       BB-      7.15     08/16/12        55,297,961
   9,000    Ineos Holdings Ltd., Term
            Loan......................... Ba3       B+     7.34 to   12/16/13 to       9,065,628
                                                             7.84     12/23/14
   9,686    INVISTA (Netherlands), Term
            Loan......................... Ba3       BB       7.00    04/30/10 to       9,703,336
                                                                      04/29/11
  10,175    ISP Chemco, Inc., Term Loan.. Ba3       BB-    6.94 to    02/16/13        10,185,397
                                                             7.38
  14,962    Kraton Polymers, LLC, Term
            Loan......................... B1        B+       7.44     05/12/13        14,962,500
  10,754    Nalco Co., Term Loan......... B1        BB-    7.10 to    11/04/10        10,757,005
                                                             7.30
  10,171    PQ Corp., Term Loan.......... B1        B+       7.50     02/10/12        10,192,437
  17,867    Rockwood Specialties Group,
            Inc., Term Loan.............. B1        NR       7.49     12/13/13        17,926,751
   4,800    Wellman, Inc., Term Loan..... B2        B-      11.90     02/10/10         4,855,200
                                                                                  --------------
                                                                                     213,699,557
                                                                                  --------------

 18                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            CONSTRUCTION MATERIAL  3.4%
 $11,940    AXIA, Inc., Term Loan........ B2        B       8.75%     12/21/12    $   11,969,850
   2,524    Brand Services, Inc., Term
            Loan (b)..................... B2        B      7.48 to    01/15/12         2,527,666
                                                             8.23
   1,147    Builders FirstSource, Inc.,
            Term Loan (b)................ B1        BB-      8.01     08/11/11         1,149,533
   9,958    Contech Construction
            Products, Inc., Term Loan.... B1        B+     7.22 to    01/31/13         9,976,722
                                                             9.25
   1,500    Custom Building Products,
            Inc., Term Loan.............. NR        NR      10.62     04/29/12         1,508,438
   3,261    Gibraltar Industries, Inc.,
            Term Loan.................... Ba1       BB     7.19 to    12/08/12         3,260,870
                                                             7.25
   6,000    Interline Brands, Inc., Term
            Loan......................... B1        BB     7.21 to    06/23/13         6,022,500
                                                             7.26
   1,197    Nortek, Inc., Term Loan...... B2        B      7.40 to    08/27/11         1,195,271
                                                             9.25
   3,511    Panolam Industries
            International, Inc. (Canada),
            Term Loan.................... B2        B+       8.25     09/30/12         3,537,624
   5,700    Professional Paint, Inc.,
            Term Loan.................... NR        NR     7.69 to   05/31/12 to       5,731,500
                                                            11.38     05/31/13
     894    Sensus Metering Systems,
            Inc., Term Loan.............. B2        B+     6.94 to    12/17/10           896,401
                                                             7.58
   2,394    Universal Building Products,
            Inc., Term Loan.............. NR        NR     8.58 to    04/28/12         2,417,940
                                                             9.01
   1,508    Werner Holding Co., Inc.,
            Term Loan (a) (c)............ NR        D      11.25 to   12/11/09         1,500,008
                                                            17.25
     969    Werner Holding Co., Inc.,
            Term Loan (c) (g)............ NR        D      11.25 to   06/11/09           881,892
                                                            17.25
                                                                                  --------------
                                                                                      52,576,215
                                                                                  --------------
            CONTAINERS, PACKAGING & GLASS  3.8%
   3,000    Anchor Glass Container Corp.,
            Term Loan.................... NR        NR     7.52 to    05/03/13         3,007,500
                                                             7.75
   4,438    Berry Plastics Corp., Term
            Loan (b)..................... B1        B+       7.15     12/02/11         4,439,200
   1,847    Bluegrass Container Holdings,
            LLC, Term Loan (b)........... Ba3       BB-      7.65     06/30/13         1,857,084

See Notes to Financial Statements                                             19

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 1,764    Consolidated Container Co.,
            LLC, Term Loan............... B2        B-      8.38%     12/15/08    $    1,773,556
   4,800    Covalence Specialty Materials
            Corp., Term Loan............. Ba3       B+     7.44 to   05/18/13 to       4,817,438
                                                             8.63     08/16/13
   1,800    Crown Americas, Inc., Term
            Loan......................... Ba2       BB-      6.95     11/15/12         1,802,250
   6,020    Graham Packaging Co., Term
            Loan......................... B2        B      7.56 to   10/07/11 to       6,045,792
                                                             9.75     04/07/12
  13,817    Graphic Packaging
            International Corp., Term
            Loan......................... B1        B+     7.62 to    08/08/10        13,944,153
                                                             8.14
     554    Graphic Packaging
            International Corp.,
            Revolving Credit Agreement... B1        B+     8.40 to    08/08/09           537,923
                                                            10.25
   5,000    Packaging Dynamics, Term
            Loan......................... NR        BB-      7.51     06/09/13         5,006,250
   4,026    Ranpak Corp., Term Loan...... NR        NR       7.83     12/14/11         4,035,853
   7,294    Smurfit-Stone Container
            Corp., Term Loan............. Ba3       B+     7.50 to    11/01/11         7,336,298
                                                             9.50
     501    Smurfit-Stone Container
            Corp., Revolving Credit
            Agreement.................... Ba3       B+       9.75     11/01/09           487,988
   1,993    Solo Cup, Inc., Term Loan.... B3        B-     7.61 to   02/27/11 to       2,007,540
                                                             9.66     03/31/12
     998    Unifrax Corp., Term Loan..... B2        B        7.69     05/02/13           999,059
                                                                                  --------------
                                                                                      58,097,884
                                                                                  --------------
            DIVERSIFIED MANUFACTURING  2.1%
   2,424    Arnold Magnetic Technologies
            Corp., Term Loan............. NR        NR     10.50 to  03/06/11 to       2,423,845
                                                            11.50     03/06/12
   5,108    Chart Industries, Inc, Term
            Loan......................... B1        B+       7.56     10/17/12         5,116,318
   4,500    Euramax International, Inc.,
            Term Loan.................... Caa1      B-      12.49     06/29/13         4,524,380
  14,096    Mueller Group, Inc., Term
            Loan......................... B1        BB-    7.36 to    10/03/12        14,184,165
                                                             7.87
   6,000    X-Rite, Term Loan............ B1                                           6,067,500
                                                    B+     7.60 to   06/30/12 to  --------------
                                                            10.35     06/30/13
                                                                                      32,316,208
                                                                                  --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            ECOLOGICAL  4.7%
 $20,984    Allied Waste North America,
            Inc., Term Loan (b).......... B1        BB     6.72 to    01/15/12    $   20,910,061
                                                            7.27%
   5,072    Duratek, Inc., Term Loan..... NR        BB     7.65 to    06/07/13         5,116,075
                                                             7.77
  11,728    Energy Solutions, LLC, Term
            Loan......................... B2        BB     7.62 to   06/07/11 to      11,830,925
                                                             7.77     06/07/13
   7,776    Environmental Systems
            Products Holdings,
            Term Loan.................... B3        NR     8.73 to   12/12/08 to       7,876,480
                                                            15.50     12/12/10
   4,115    Great Lakes Dredge & Dock
            Corp., Term Loan............. B2        CCC    7.99 to    12/22/10         4,130,215
                                                             8.62
   3,881    LVI Services, Inc., Term
            Loan......................... NR        NR     8.25 to    11/16/11         3,865,948
                                                             8.37
   1,481    Safety-Kleen Corp., Term
            Loan......................... NR        NR     12.17 to   09/15/08         1,526,921
                                                            14.25
   6,400    Synagro Technologies, Inc.,
            Term Loan.................... NR        BB-    7.76 to    06/21/12         6,416,000
                                                             7.77
   8,180    Waste Services, Inc., Term
            Loan......................... B2        B-     8.59 to    03/31/11         8,230,732
                                                            10.50
     373    Waste Services, Inc.,
            Revolving Credit Agreement... B2        B-       9.37     04/29/09           367,733
   3,000    WasteQuip, Inc., Term Loan... B3        NR      11.00     07/15/12         3,015,000
                                                                                  --------------
                                                                                      73,286,090
                                                                                  --------------
            EDUCATION & CHILD CARE  0.7%
  10,800    Education Management Corp.,
            Term Loan.................... B2        B        8.06     06/01/13        10,869,185
                                                                                  --------------

            ELECTRONICS  7.4%
   8,400    AMI Semiconductor, Inc., Term
            Loan (b)..................... Ba3       BB-      6.90     04/01/12         8,421,011
   5,318    Amkor Technology, Inc., Term
            Loan (b)..................... B2        B-       9.69     10/27/10         5,507,642
   4,191    Audio Visual Services Corp.,
            Term Loan.................... B1        NR       8.00     05/18/11         4,212,332
   4,178    Automata, Inc., Term Loan (a)
            (c) (i)...................... NR        NR     7.25 to   02/28/03 to               0
                                                            10.75     02/28/04

See Notes to Financial Statements                                             21

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            ELECTRONICS (CONTINUED)
 $ 1,194    Blackboard, Inc., Term
            Loan......................... Ba3       B+     7.65 to    02/28/12    $    1,205,940
                                                            9.00%
   2,929    DoubleClick, Inc., Term
            Loan......................... B2        B      9.13 to    07/13/12         2,969,047
                                                             9.17
   1,193    Eastman Kodak Co., Term
            Loan......................... Ba3       B+     7.44 to    10/18/12         1,193,336
                                                             7.76
   2,992    Epicor Software Corp., Term
            Loan......................... B1        B+     7.71 to    03/30/12         3,016,814
                                                             9.15
   2,000    GXS Worldwide, Inc., Term
            Loan......................... B2        B+     10.26 to   07/29/11         1,985,000
                                                            10.49
  17,104    ON Semiconductor Corp., Term
            Loan......................... B3        B+       7.75     12/15/11        17,106,790
   1,467    Open Solutions, Inc., Term
            Loan......................... B1        B+     7.78 to   09/03/11 to       1,481,335
                                                            11.78     11/30/11
  15,712    Spectrum Brands, Inc., Term
            Loan......................... B2        B-     7.67 to    02/06/12        15,731,323
                                                             8.51
     600    Stratus Technologies, Inc.,
            Term Loan.................... B1        B-       8.50     03/29/11           602,063
  40,031    Sungard Data Systems, Inc.,
            Term Loan.................... B1        B+       7.66     02/11/13        40,256,060
      16    Sungard Data Systems, Inc.,
            Revolving Credit Agreement... B1        B+       9.75     08/11/11            15,809
   9,037    UGS Corp., Term Loan......... B1        B+     7.40 to    03/31/12         9,046,050
                                                             7.49
   1,158    Viasystems, Inc., Revolving
            Credit Agreement............. B2        NR      11.75     01/31/08         1,141,001
                                                                                  --------------
                                                                                     113,891,553
                                                                                  --------------
            ENTERTAINMENT & LEISURE  9.2%
   2,962    Alliance Atlantis
            Communications, Inc., Term
            Loan (b)..................... Ba2       BB       7.00     12/20/11         2,960,648
   2,985    AMC Entertainment, Inc., Term
            Loan (b)..................... Ba3       B+       7.53     01/26/13         2,997,889
   6,000    Bombardier Capital, Inc.,
            Term Loan (b)................ B1        B+       8.24     06/28/13         5,996,250
   2,400    Century Theatres, Inc., Term
            Loan......................... Ba3       B+       7.11     03/01/13         2,405,100

 22                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (CONTINUED)
 $11,000    Fender Musical Instruments
            Corp., Term Loan............. Caa1      B-     7.87 to   03/30/12 to  $   11,075,011
                                                            11.12%    09/30/12
  43,744    Metro-Goldwyn-Mayer Studios,
            Inc., Term Loan.............. NR        NR       7.75     04/08/12        43,869,273
   4,986    Mets, LP, Term Loan.......... NR        NR       7.56     07/25/10         5,041,804
     481    Movie Gallery, Inc., Term
            Loan......................... Caa1      CCC     10.50     04/27/10           469,135
   4,489    Panavision, Inc., Term
            Loan......................... B1        B      8.23 to    03/30/11         4,530,832
                                                             8.49
   7,446    Pure Fishing, Inc., Term
            Loan......................... B1        B+     8.50 to   09/30/10 to       7,469,574
                                                            11.31     03/31/11
  20,946    Regal Cinemas, Inc., Term
            Loan......................... Ba2       BB-    7.07 to    11/10/10        20,859,285
                                                             7.25
   6,566    Six Flags Theme Parks, Inc.,
            Term Loan.................... B1        B-     7.41 to    06/30/09         6,628,612
                                                             7.73
   1,170    Six Flags Theme Parks, Inc.,
            Revolving Credit Agreement... B1        B-     8.10 to    06/30/08         1,155,741
                                                             8.15
   6,000    Southwest Sports Group, LLC,
            Term Loan.................... NR        NR     7.80 to    12/22/10         6,003,750
                                                             8.00
   4,140    Tigers Ballpark, LLC, Term
            Loan......................... NR        NR       7.13     08/15/10         4,150,350
  10,658    True Temper Sports, Inc.,
            Term Loan.................... B2        B      3.00 to    03/15/11        10,737,803
                                                            10.25
   5,880    Universal City Development
            Partners, LP, Term Loan...... Ba3       BB-    7.19 to    06/09/11         5,889,190
                                                             7.51
                                                                                  --------------
                                                                                     142,240,247
                                                                                  --------------
            FARMING & AGRICULTURE  0.8%
     998    Nutro Products, Inc., Term
            Loan......................... B1        B        7.27     04/26/13           998,747
  10,462    Wm. Bolthouse Farms, Inc.,
            Term Loan (b)................ B2        B+     7.81 to   12/16/12 to      10,580,634
                                                            11.00     12/16/13
                                                                                  --------------
                                                                                      11,579,381
                                                                                  --------------

See Notes to Financial Statements                                             23

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            FINANCE  4.8%
 $11,970    Ameritrade Holding Corp.,
            Term Loan (b)................ Ba1       BB      6.90%     12/31/12    $   11,955,038
   3,121    DCS Business Services, Inc.,
            Term Loan.................... NR        NR     9.40 to   02/04/11 to       3,113,211
                                                            10.89     08/04/11
  18,029    Fidelity National Information
            Solutions, Inc., Term Loan... Ba1       BB+      7.10     03/09/13        18,052,494
   3,591    iPayment, Inc., Term Loan.... B2        B      7.61 to    05/10/13         3,591,000
                                                             7.75
   5,970    LPL Holdings, Inc., Term
            Loan......................... B2        B      8.13 to    06/28/13         6,040,894
                                                             8.75
   8,575    Outsourcing Solutions, Inc.,
            Term Loan.................... NR        NR       9.90     09/30/10         8,596,930
  11,526    Refco Finance Holdings, LLC,
            Term Loan (a) (c)............ B1        BB-    9.00 to    08/05/11        12,140,716
                                                             9.50
  10,579    Transfirst Holdings, Inc.,
            Term Loan.................... NR        NR     8.50 to   03/31/10 to      10,716,358
                                                            13.00     03/31/11
                                                                                   --------------
                                                                                      74,206,641
                                                                                  --------------
            GROCERY  1.8%
  11,947    Roundy's Supermarkets, Inc.,
            Term Loan.................... B2        B+     8.17 to    11/03/11        12,071,938
                                                             8.29

  14,963    Supervalu, Inc., Term Loan... NR        NR       7.06     06/02/12        14,929,253
                                                                                  --------------
                                                                                      27,001,191
                                                                                  --------------
            HEALTH & BEAUTY  2.5%
  15,168    Bare Escentuals Beauty, Inc.,
            Term Loan (b)................ B3        CCC    8.19 to   02/18/12 to      15,281,897
                                                            12.43     02/18/13
   3,635    CEI Holdings, Inc., Term
            Loan......................... NR        NR     8.88 to   12/03/10 to       3,644,362
                                                            13.31     12/03/11
   4,613    Marietta Intermediate Holding
            Corp., Term Loan............. NR        NR     8.69 to   12/17/10 to       4,510,661
                                                            13.50     12/17/11
  15,629    Prestige Brands Holdings,
            Inc., Term Loan.............. B1        B+     7.23 to    04/06/11        15,680,898
                                                             9.50
                                                                                  --------------
                                                                                      39,117,818
                                                                                  --------------
            HEALTHCARE  8.7%
   1,197    Ameripath, Inc., Term Loan
            (b).......................... B1        BB-      7.39     10/31/12         1,196,850
   4,874    AMN Healthcare Services,
            Inc., Term Loan.............. Ba2       BB-      7.50     11/02/11         4,895,495

 24                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
 $ 2,736    Angiotech Pharmaceuticals,
            Inc., Term Loan.............. Ba3       BB-    6.93 to    03/23/13    $    2,703,381
                                                            7.00%
  10,776    Capella Healthcare, Inc.,
            Term Loan.................... B3        CCC    8.24 to   11/30/12 to      10,838,835
                                                            11.24     11/30/13
   3,630    Center For Diagnostic Imaging
            (CDI), Term Loan............. B2        B        9.00     12/31/10         3,357,501
  31,028    Community Health Systems,
            Inc., Term Loan.............. Ba3       BB-      6.97     08/19/11        31,071,769
   7,273    Concentra Operating Corp.,
            Term Loan.................... B1        B+       7.50     09/30/11         7,293,306
   1,197    CRC Health Corp., Term Loan.. B1        B        7.75     02/06/13         1,195,504
     987    Diagnostic Imaging Group,
            LLC, Term Loan............... B2        B+     8.38 to    05/04/12           950,469
                                                            10.75
   6,219    FHC Health Systems, Inc.,
            Term Loan.................... B2        B      11.23 to   12/18/09         6,436,960
                                                            13.23
   1,085    Genoa Healthcare Group, Term
            Loan......................... B2        B      8.61 to    08/10/12         1,096,831
                                                            10.50
     598    Golden Gate National Senior
            Care Holdings, LLC, Term
            Loan......................... B1        B+     7.96 to    03/14/11           602,241
                                                             8.25
   2,906    Harlan Sprague Dawley, Inc.,
            Term Loan.................... B2        B+     8.00 to    12/19/11         2,924,414
                                                             9.75
  43,118    LifePoint Hospitals, Inc.,
            Term Loan.................... Ba3       BB       7.13     04/15/12        42,995,096
     583    Matria Healthcare, Inc., Term
            Loan......................... B1        BB-    7.44 to   01/19/07 to         579,982
                                                             7.75     01/19/12
   7,305    Multiplan, Inc., Term Loan... B2        B+       7.50     04/12/13         7,277,386
   4,200    National Renal Institutes,
            Inc., Term Loan.............. NR        NR     7.42 to    03/31/13         4,200,000
                                                             7.53
   3,541    Sterigenics International,
            Inc., Term Loan.............. B2        B+     8.33 to    06/14/11         3,549,433
                                                            10.25
     600    US Oncology, Inc., Term
            Loan......................... Ba3       B+       7.94     08/20/11           602,813
                                                                                  --------------
                                                                                     133,768,266
                                                                                  --------------

See Notes to Financial Statements                                             25

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE
            CONSUMER PRODUCTS  2.0%
 $ 2,992    Formica Corp., Term Loan..... B2        B      8.17 to    03/15/13    $    3,001,852
                                                            8.50%
   3,683    Hunter Fan Co., Term Loan.... B1        B        7.76     03/24/12         3,678,729
  11,100    National Bedding Co., Term
            Loan......................... B3        B+      10.49     08/31/12        11,301,188
   5,393    Quality Home Brands Holdings,
            LLC, Term Loan............... B2        B      7.96 to   12/20/12 to       5,439,626
                                                            11.94     06/20/13
   6,866    Sealy Mattress Co., Term
            Loan......................... Ba3       BB-    6.98 to    04/06/12         6,877,740
                                                             8.75
                                                                                  --------------
                                                                                      30,299,135
                                                                                  --------------
            HOTELS, MOTELS, INNS & GAMING  9.4%
   1,417    Alliance Gaming Corp., Term
            Loan (b)..................... NR        B        9.33     09/04/09         1,422,247
   9,400    Greektown Casino, LLC, Term
            Loan......................... B1        B        8.00     12/03/12         9,447,000
   4,888    Green Valley Ranch Gaming,
            LLC, Term Loan............... NR        NR       7.25     12/17/11         4,894,173
   4,147    Herbst Gaming, Inc., Term
            Loan......................... B1        B+     7.11 to    01/31/11         4,155,277
                                                             7.50
   4,823    Interstate Operating Co., LP,
            Term Loan.................... B2        B        9.94     01/14/08         4,871,074
   7,729    Kuilima Resort Co., Term
            Loan......................... NR        NR      11.90     09/30/11         7,284,862
  15,021    MGM Mirage, Revolving Credit
            Agreement.................... NR        NR     6.28 to    04/25/10        14,611,116
                                                             8.75

   7,339    MGM Mirage, Term Loan........ NR        NR     6.28 to    04/25/10         7,325,525
                                                             8.75
     600    Pinnacle Entertainment, Term
            Loan......................... B1        BB-      7.40     12/14/11           601,969
     118    Planet Hollywood
            International, Inc., Term
            Loan (g)..................... B3        B-     8.51 to    08/31/10           114,512
                                                             8.99
  44,287    Planet Hollywood
            International, Inc., Term
            Loan......................... B3        B-     8.51 to    08/31/10        42,880,604
                                                             8.99
   5,494    Resorts International Hotel &
            Casino, Inc., Term Loan...... Caa1      CCC-    16.50     04/26/13         5,721,846

 26                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $   175    Resorts International Hotel &
            Casino, Inc., Revolving
            Credit Agreement............. Caa1      CCC-   8.25 to    04/26/10    $      172,787
                                                            8.37%
   1,746    Scientific Games Corp., Term
            Loan......................... Ba2       BB       6.65     12/23/09         1,747,262
     753    Scientific Games Corp.,
            Revolving Credit Agreement... Ba2       BB     7.15 to    12/23/09           749,235
                                                             9.00
  13,200    Venetian Casino Resorts, LLC,
            Term Loan.................... Ba3       BB-      7.25     06/15/11        13,201,030
   2,890    Venetian Casino Resorts, LLC,
            Revolving Credit Agreement... Ba3       BB-    7.09 to    02/22/10         2,832,513
                                                             7.25
   2,000    Wembley, Inc., Term Loan..... B1        B+       6.99    08/23/11 to       2,000,625
                                                                      07/18/12
  17,338    Wynn Las Vegas, LLC, Term
            Loan......................... B2        B+       7.55     12/14/11        17,370,008
   3,079    Yonkers Racing Corp., Term
            Loan......................... NR        NR       8.89     08/12/11         3,105,763
                                                                                  --------------
                                                                                     144,509,428
                                                                                  --------------
            INSURANCE  3.3%
   4,182    American Wholesale Insurance
            Group, Inc., Term Loan....... NR        B      8.40 to   10/27/11 to       4,192,455
                                                            12.75     04/27/12
   8,976    ARG Holdings, LLC, Term
            Loan......................... B2        NR     8.50 to   11/30/11 to       9,053,925
                                                            12.75     11/30/12
   3,000    Audatex North America, Inc.,
            Term Loan (b)................ B1        B+       7.75     04/13/13         3,015,000
   3,840    CCC Information Services
            Group, Inc., Term Loan....... NR        NR       8.00     02/10/13         3,859,999
   7,102    Conseco, Inc., Term Loan..... Ba3       BB-      7.12     06/22/10         7,117,910
   3,591    Hilb, Rogal & Hobbs Co., Term
            Loan......................... Ba2       BB       7.00     04/26/13         3,593,991
   1,708    Mitchell International, Inc.,
            Term Loan.................... B1        B+       7.50     08/15/11         1,715,251
  11,314    USI Holdings Corp., Term
            Loan......................... B1        NR       7.75     03/24/11        11,399,346
   6,933    Vertafore, Inc., Term Loan... NR        NR     7.73 to   01/31/12 to       7,021,664
                                                            11.23     01/31/13
                                                                                  --------------
                                                                                      50,969,541
                                                                                  --------------

See Notes to Financial Statements                                             27

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            MACHINERY  1.2%
 $ 7,166    Alliance Laundry Holdings,
            LLC, Term Loan (b)........... B1        B      7.60 to    01/27/12    $    7,195,278
                                                            9.50%
   3,117    Douglas Dynamics, LLC, Term
            Loan......................... B1        BB-      7.25     12/16/10         3,125,290
   6,016    Goodman Global Holdings,
            Inc., Term Loan.............. B1        B+       6.94     12/23/11         6,008,990
   2,444    United Rentals (North
            America), Inc., Term Loan.... B2        BB-      7.40     02/14/11         2,450,732
                                                                                  --------------
                                                                                      18,780,290
                                                                                  --------------
            MEDICAL PRODUCTS & SERVICES  3.2%
   2,388    Accellent, Inc., Term Loan
            (b).......................... B2        BB-      7.23     11/22/12         2,385,512
   3,890    AGA Medical Corp., Term
            Loan......................... B2        B+       7.38     04/28/13         3,896,330
   5,486    Conmed Corp., Term Loan...... Ba2       BB-    7.14 to    04/12/13         5,506,823
                                                             9.00
  21,205    DaVita, Inc., Term Loan...... B1        BB-    7.11 to    10/05/12        21,273,040
                                                             7.69
   2,793    DJ Orthopedics, LLC, Term
            Loan......................... Ba3       BB-    6.94 to    04/07/13         2,782,526
                                                             7.06
   8,977    Fresenius Medical Care
            Holding, Inc., Term Loan..... NR        BB+    6.78 to    03/31/13         8,909,549
                                                             6.87
   1,259    Kinetics Concepts, Inc., Term
            Loan......................... Ba3       BB       7.25     08/11/10         1,267,063
   2,940    VWR International, Inc., Term
            Loan......................... B2        B+       7.34     04/07/11         2,950,703
                                                                                  --------------
                                                                                      48,971,546
                                                                                  --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.9%
   4,966    New Enterprise Stone & Lime
            Co., Inc., Term Loan......... NR        NR     7.72 to    07/30/10         4,990,964
                                                             9.50
   7,418    Novelis, Inc., Term Loan..... Ba2       BB-    6.88 to    01/07/12         7,468,527
                                                             7.38
   2,078    Techs Industries, Inc., Term
            Loan......................... NR        NR       9.50     01/14/10         2,080,827
                                                                                  --------------
                                                                                      14,540,318
                                                                                  --------------
            NATURAL RESOURCES  2.7%
   4,200    CDX Funding, LLC, Term Loan.. NR        NR      10.75     03/31/13         4,263,000
     595    Cheniere LNG Holdings, LLC,
            Term Loan.................... NR        BB       8.25     08/30/12           600,897

 28                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            NATURAL RESOURCES (CONTINUED)
 $ 2,388    Key Energy Services Group,
            Inc., Term Loan.............. NR        NR     8.40 to    06/30/12    $    2,399,443
                                                            8.90%
   7,977    LYONDELL-CITGO Refining, LP,
            Term Loan.................... NR        NR       7.50     05/21/07         7,997,143
   2,542    SemCrude, LP, Term Loan...... Ba3       NR     7.58 to    03/16/11         2,553,272
                                                             9.00
  24,373    Targa Resources, Inc., Term
            Loan......................... Ba3       B+     7.23 to   10/31/07 to      24,411,333
                                                             7.75     10/31/12
                                                                                  --------------
                                                                                      42,225,088
                                                                                  --------------
            NON-DURABLE CONSUMER PRODUCTS  2.0%
  13,188    Aearo Technologies, Inc.,
            Term Loan (b)................ B2        CCC    7.96 to   03/22/13 to      13,384,474
                                                            11.96     09/24/13
   3,894    Amscan Holdings, Inc., Term
            Loan (b)..................... B1        B+     8.19 to    12/23/12         3,906,979
                                                             8.30
   4,489    Easton-Bell Sports, Inc.,
            Term Loan.................... B1        B+     6.81 to    03/16/12         4,496,233
                                                             6.94
   2,640    JohnsonDiversey, Inc., Term
            Loan......................... B1        B        7.63     12/16/11         2,660,352
   1,782    Mega Bloks, Inc. (Canada),
            Term Loan.................... Ba3       BB-    6.94 to    07/26/12         1,781,444
                                                             7.25
   2,200    Targus Group International,
            Inc., Term Loan.............. B3        CCC     12.80     05/22/13         2,131,250
   2,993    UCG Paper Crafts, Inc., Term
            Loan......................... NR        NR       8.65     02/17/13         2,999,981
                                                                                  --------------
                                                                                      31,360,713
                                                                                  --------------
            PAPER & FOREST PRODUCTS  4.2%
  51,514    Georgia-Pacific Corp., Term
            Loan......................... Ba2       BB-    7.30 to   12/20/12 to      51,645,383
                                                             8.30     12/20/13

     774    New Page Corp., Term Loan.... B1        B        8.50     05/02/11           779,921
   5,702    White Birch Paper Co.
            (Canada), Term Loan.......... B2        B+       8.75     04/06/12         5,781,899
   5,854    Xerium Technologies, Inc.,
            Term Loan.................... B1        B+       7.75     05/18/12         5,836,033
                                                                                  --------------
                                                                                      64,043,236
                                                                                  --------------

See Notes to Financial Statements                                             29

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES  5.7%
 $12,559    Affinion Group, Inc., Term
            Loan (b)..................... B1        B+     7.92 to    10/17/12    $   12,633,457
                                                            8.12%
   1,782    Alderwoods Group, Inc., Term
            Loan (b)..................... Ba3       BB     7.37 to    09/29/09         1,784,568
                                                             7.40
     288    Alderwoods Group, Inc.,
            Revolving Credit Agreement... Ba3       BB      10.00     09/29/08           284,040
  10,179    Coinmach Laundry Corp., Term
            Loan......................... B2        B      7.69 to    12/19/12        10,264,246
                                                             7.88
   4,047    Educate Operating Co., LLC,
            Term Loan.................... B1        NR       8.50     03/31/12         4,067,652
  32,183    Hertz Corp., Term Loan....... Ba2       BB     7.41 to    12/21/12        32,379,257
                                                             7.69
  11,028    Iron Mountain, Inc., Term
            Loan......................... Ba3       BB-    7.00 to    04/02/11        11,058,465
                                                             7.13
   1,809    Omniflight Helicopters, Inc.,
            Term Loan.................... NR        NR     12.25 to  09/30/11 to       1,813,147
                                                            12.75     09/30/12
   5,031    Sedgewick Claims Management
            Services, Inc., Term Loan.... B1        B+     7.43 to    01/31/13         5,023,590
                                                             7.50
   3,884    Stewart Enterprises, Inc.,
            Term Loan.................... Ba3       BB     6.66 to    11/19/11         3,893,238
                                                             7.33
   4,647    Weightwatchers.com, Term
            Loan......................... B1       B+     7.62 to   12/16/10 to        4,678,378
                                                            10.36     06/16/11
                                                                                  --------------
                                                                                      87,880,038
                                                                                  --------------
            PHARMACEUTICALS  1.9%
   3,330    Bradley Pharmaceuticals,
            Inc., Term Loan.............. NR        NR     9.18 to    11/14/10         3,367,462
                                                            11.25
  26,519    Warner Chilcott Holding Co.,
            Term Loan.................... B2        B      7.61 to    01/18/12        26,581,359
                                                             8.00
                                                                                  --------------
                                                                                      29,948,821
                                                                                  --------------
            PRINTING & PUBLISHING  10.7%
   5,657    Adams Outdoor Advertising,
            LP, Term Loan (b)............ B1        B+     6.96 to    10/18/12         5,669,771
                                                             7.27
   4,027    ALM Media Holdings, Inc.,
            Term Loan.................... B3        B-       8.00     03/05/10         4,025,358

 30                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $ 4,950    American Media Operations,
            Inc., Term Loan (b).......... B1        B       8.12%     01/31/13    $    4,995,169
   7,607    American Reprographics Co.,
            Term Loan (b)................ Ba3       BB-    7.14 to    06/18/09         7,616,779
                                                             9.00
   1,755    Ascend Media Holdings, LLC,
            Term Loan.................... NR        NR     8.62 to    01/31/12         1,704,544
                                                             9.00
   6,672    Canon Communications, LLC,
            Term Loan.................... B3        B      8.50 to    05/31/11         6,688,458
                                                             8.62
     598    Caribe Information
            Investment, Inc., Term
            Loan......................... B1        B      7.42 to    03/31/13           599,248
                                                             7.46
   9,825    Cygnus Business Media, Inc.,
            Term Loan.................... B3        CCC     10.01     07/13/09         9,775,875
  14,135    Day International Group,
            Inc., Term Loan.............. B1        B      8.12 to   12/05/12 to      14,323,798
                                                            12.87     12/05/13
   2,740    Dex Media East, LLC, Term
            Loan......................... Ba2       BB     6.66 to    05/08/09         2,728,332
                                                             7.00
  18,923    Dex Media West, LLC, Term
            Loan......................... Ba2       BB     6.67 to    03/09/10        18,839,594
                                                             7.00
   2,312    FSC Acquisition, LLC, Term
            Loan......................... B2        B      7.42 to    08/01/12         2,314,317
                                                             7.60
   5,400    Gatehouse Media, Inc., Term
            Loan......................... B1        BB-      7.39     12/06/13         5,394,940
  10,187    Haights Cross Communications,
            LLC, Term Loan............... B3        B-     8.67 to    08/20/08        10,284,577
                                                             9.67
   3,664    MC Communications, LLC, Term
            Loan......................... NR        NR       7.44     12/31/10         3,684,334
   2,086    MediaNews Group, Inc., Term
            Loan......................... Ba3       BB-    6.65 to    12/30/10         2,083,111
                                                             8.50
   9,707    Merrill Communications, LLC,
            Term Loan.................... B1        B+     7.65 to    05/15/11         9,757,270
                                                             7.75
   2,836    Network Communications, Inc.,
            Term Loan.................... Ba3       B+     7.28 to    11/30/12         2,849,929
                                                             8.12

See Notes to Financial Statements                                             31

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $12,707    New Publications, Inc., Term
            Loan......................... NR        B      8.16 to    02/05/13    $   12,763,920
                                                            12.76%
  10,098    Primedia, Inc., Term Loan.... NR        NR       7.88     09/30/13         9,970,513
     814    Primedia, Inc., Revolving
            Credit Agreement............. NR        NR       7.88     06/30/08           781,986
  21,537    R.H. Donnelley, Inc., Term
            Loan......................... Ba3       BB     6.46 to   12/31/09 to      21,399,478
                                                             7.01     06/30/11
   2,806    Source Media, Inc., Term
            Loan......................... B1        NR       7.68     11/08/11         2,810,934
   2,209    SGS International, Inc., Term
            Loan......................... B1        B+     7.64 to    12/30/11         2,217,183
                                                             8.12
   1,500    Thomas Nelson Publishers,
            Inc., Term Loan.............. B1        B      7.61 to    06/12/12         1,508,438
                                                             7.75
                                                                                  --------------
                                                                                     164,787,856
                                                                                  --------------
            RESTAURANTS & FOOD SERVICE  3.7%

   5,505    Arby's, LLC, Term Loan (b)... B1        B+     7.74 to    07/25/12         5,507,956
                                                             7.75
  12,504    Burger King Corp., Term Loan
            (b).......................... Ba2       B+       7.00     06/30/12        12,473,792
   6,355    Carrols Corp., Term Loan
            (b).......................... B1        B+       8.00     12/31/10         6,399,892
  10,506    CBRL Group, Inc., Term
            Loan......................... Ba2       BB       6.63     04/27/13        10,457,519

   4,164    Denny's Corp., Term Loan..... B2        B      8.19 to   09/30/09 to       4,201,115
                                                            10.75     09/30/10
   2,873    Landry's Restaurants, Inc.,
            Term Loan.................... Ba2       BB-      6.86     12/28/10         2,876,929
   3,750    NPC International, Term
            Loan......................... B1        B+     6.88 to    05/03/13         3,727,736
                                                             9.00

   9,000    Quiznos, LLC, Term Loan...... Caa1      B      7.75 to   05/05/13 to       9,018,376
                                                            11.25     11/05/13
   2,496    Sagittarius Restaurants, LLC,
            Term Loan.................... B1        B        7.75     03/29/13         2,493,130
                                                                                  --------------
                                                                                      57,156,445
                                                                                  --------------
            RETAIL--OFFICE PRODUCTS  0.2%
   3,553    Buhrmann US, Inc., Term Loan
            (b).......................... Ba3       BB-    6.88 to    12/23/10         3,562,130
                                                            7.15
                                                                                  --------------


 32                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            RETAIL--OIL & GAS  1.0%
 $ 5,672    The Pantry, Inc., Term
            Loan......................... Ba3       BB      7.15%     01/02/12    $    5,683,909
  10,448    Travelcenters of America,
            Inc., Term Loan.............. B1        BB     6.86 to    12/01/11        10,456,642
                                                            7.25
                                                                                  --------------
                                                                                      16,140,551
                                                                                  --------------
            RETAIL--SPECIALTY  1.7%
  15,616    Nebraska Book Co., Inc., Term
            Loan......................... B2        B-       7.74     03/04/11        15,693,875
  11,102    Visant Holding Corp., Term
            Loan......................... B1        B+       7.07     10/04/11        11,168,854
                                                                                  --------------
                                                                                      26,862,729
                                                                                  --------------
            RETAIL--STORES  1.3%
  18,513    Neiman Marcus Group, Inc.,
            Term Loan.................... B1        B+       7.77     04/06/13        18,684,678
   1,197    Pep Boys--Manny, Moe & Jack,
            Term Loan.................... Ba2       B+       8.21     01/27/11         1,206,726
                                                                                  --------------
                                                                                      19,891,404
                                                                                  --------------
            TELECOMMUNICATIONS--EQUIPMENT & SERVICES  0.4%
   6,000    Level 3 Communications, Inc.,
            Term Loan.................... B3        B-       8.41     12/01/11         6,010,002
                                                                                  --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  2.2%
     600    Alaska Communications Systems
            Group, Inc., Term Loan (b)... B1        B+       7.25     02/01/12           600,000
   4,165    Cincinnati Bell, Inc., Term
            Loan......................... Ba3       B+     6.66 to    08/31/12         4,155,101
                                                             6.93
   9,800    Fairpoint Communications,
            Inc., Term Loan.............. B1        BB-      7.25     02/08/12         9,757,125
   4,092    Hawaiian Telcom, Inc., Term
            Loan......................... B1        B        7.75    04/30/12 to       4,111,802
                                                                      10/31/12
   1,712    Orius Corp., LLC, Term Loan
            (c) (i)...................... NR        NR      12.00    01/23/09 to         358,032
                                                                      01/23/10
     618    Orius Corp., LLC, Revolving
            Credit Agreement (c) (i)..... NR        NR     4.00 to    01/31/06           531,357
                                                            10.75

  13,425    Qwest Corp., Term Loan....... Ba3       BB      12.00     06/30/07        13,665,214
   1,150    Sorenson Communications,
            Inc., Term Loan.............. NR        NR       8.11     11/15/12         1,154,659
                                                                                  --------------
                                                                                      34,333,290
                                                                                  --------------

See Notes to Financial Statements                                             33

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.2%
 $ 3,582    Time Warner Telecom, Inc.,
            Term Loan.................... B1        B      7.82 to    11/30/12    $    3,608,865
                                                            8.00%
                                                                                  --------------
   3,540    Cellular South, Inc., Term                                                 3,548,728
            Loan......................... NR        NR     7.24 to    05/04/11
                                                             8.75
  11,917    Centennial Cellular, Inc.,                                                11,973,056
            Term Loan.................... B1        B      7.23 to    02/09/11
                                                             7.75
   1,800    Cricket Communications, Inc.,                                              1,815,413
            Term Loan.................... B2        B        8.25     06/16/13
   3,636    Nextel Partners, Inc., Term                                                3,640,153
            Loan......................... Ba1       A        6.85     05/31/12
                                                                                  --------------
                                                                                      20,977,350
                                                                                  --------------
            TEXTILES & LEATHER  1.0%
   1,995    Malden Mills Industries,
            Inc., Term Loan (a).......... NR        NR      10.00     10/01/08                 0
   8,064    Propex Fabrics, Inc., Term
            Loan......................... B1        BB-      7.76     07/31/12         8,074,537
   6,933    The William Carter Co., Term
            Loan......................... B1        BB     6.76 to    07/14/12         6,923,861
                                                             6.99
                                                                                  --------------
                                                                                      14,998,398
                                                                                  --------------
            TRANSPORTATION--CARGO  0.7%
   4,160    Jacobson Acquisition Co.,
            Term Loan.................... NR        NR     10.00 to  04/07/09 to      4,169,911
                                                            10.75     04/07/11
   1,194    Kenan Advantage Group, Inc.,
            Term Loan.................... NR        NR       8.50     12/16/11         1,201,462
   2,452    Pacer International, Inc.,
            Term Loan.................... Ba3       BB     6.81 to    06/10/10         2,445,636
                                                             8.75
   2,912    Quality Distribution, Inc.,
            Term Loan.................... B2        B-     8.39 to    11/13/09         2,926,160
                                                             8.40
     510    Quality Distribution, Inc.,
            Revolving Credit Agreement... B2        B-     8.85 to    11/13/08           507,450
                                                            10.75
                                                                                  --------------
                                                                                      11,250,619
                                                                                  --------------

 34                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

                                            BANK LOAN
PRINCIPAL                                    RATINGS+
AMOUNT                                    --------------               STATED
(000)       BORROWER                      MOODY'S   S&P     COUPON    MATURITY*       VALUE
------------------------------------------------------------------------------------------------
            TRANSPORTATION--PERSONAL  0.8%
 $   934    Neoplan USA Corp., Revolving
            Credit Agreement (d) (j)
            (m).......................... NR        NR      8.54%     06/30/06    $      873,056
   6,000    United Airlines, Inc., Term
            Loan......................... B1        B+     8.63 to    02/01/12         6,075,624
                                                             9.19
   4,800    US Airways Group, Inc., Term
            Loan......................... B2        B        9.00     03/31/11         4,831,800
                                                                                  --------------
                                                                                      11,780,480
                                                                                  --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.8%
  12,108    Helm Holding Corp., Term
            Loan......................... NR        NR     7.66 to   07/08/11 to      12,207,231
                                                            11.66     07/08/12
                                                                                  --------------
             UTILITIES  3.0%
   4,498    Astoria Generating Co., LP,
            Term Loan (b)................ B1        BB-    7.38 to   02/23/13 to       4,523,478
                                                             9.20     08/23/13
   1,928    Midwest Generation, LLC, Term
            Loan......................... Ba3       BB-    7.24 to    04/27/11         1,932,418
                                                             7.31
   5,970    Mirant North America, LLC,
            Term Loan.................... B1        BB-      7.15     01/03/13         5,940,150

  17,973    NRG Energy, Inc., Term Loan.. Ba2       BB-      7.23     02/01/13        18,045,091
   6,300    Primary Energy Operating,
            LLC, Term Loan............... NR        NR       7.98     08/24/09         6,320,998
   2,602    Reliant Energy Resources
            Corp., Term Loan............. B2        B        7.78     04/30/10         2,604,920
   1,606    Reliant Energy Resources
            Corp., Revolving Credit
            Agreement.................... B2        B      8.28 to    12/22/09         1,583,400
                                                            10.13
   5,615    Thermal North America, Inc.,
            Term Loan.................... Ba3       BB-      7.25     10/12/13         5,607,658
                                                                                  --------------
                                                                                      46,558,113
                                                                                  --------------

                                                                                   2,756,377,522
TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  178.7%.............................
                                                                                  --------------

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------

NOTES  2.3%
Boise Cascade LLC, ($3,700,000 par, 8.38% coupon, maturing 10/15/12) (h).....  $    3,718,500
Builders FirstSource, Inc. ($8,700,000 par, 9.42% coupon, maturing 02/15/12)
  (h)........................................................................       8,874,000

See Notes to Financial Statements                                             35

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
Compression Polymers Corp. ($2,700,000 par, 12.39% coupon, maturing 07/01/12)
  (h)........................................................................  $    2,767,500
Del Laboratories, Inc. ($5,400,000 par, 10.15% coupon, maturing 11/01/11)
  (h)........................................................................       5,616,000
Qwest Corp. ($3,500,000 par, 8.58% coupon, maturing 06/15/13) (h)............       3,762,500
Rogers Wireless Communications, Inc. ($9,000,000 par, 8.45% coupon, maturing
  12/15/10) (Canada) (h).....................................................       9,270,000
Verso Paper Holding LLC ($1,500,000 par, 9.24% coupon, maturing 08/01/14) (h)
  (k) (l)....................................................................       1,500,000
                                                                               --------------

TOTAL NOTES  2.3%............................................................      35,508,500
                                                                               --------------

EQUITIES  0.0%
Aladdin Gaming Holdings, LLC (7.84% Ownership Interest, Acquired 09/30/04,
  Cost $304,135) (e) (f).....................................................          27,104
Comdisco Holding Co., Inc. (134 common shares) (e)...........................           2,047
Comdisco Holding Co., Inc. (63 common shares, Acquired 03/02/05, Cost $32)
  (e) (f)....................................................................             963
Environmental Systems Products Holdings, Inc. (3,275 common shares, Acquired
  06/22/04, Cost $0) (e) (f).................................................          83,971
IDT Corp. (22,898 common shares) (e).........................................         306,375
London Clubs International (Warrants for 141,982 common shares, Acquired
  10/15/04, Cost $260,912) (e) (f)...........................................         255,940
Malden Mills Industries (263,436 common shares, Acquired 10/29/03, Cost $0)
  (e) (f)....................................................................               0
Malden Mills Industries (860,902 preferred shares, Acquired 10/29/03, Cost
  $0) (e) (f)................................................................               0
Neoplan USA Corp. (2,262 preferred shares, Acquired 09/04/03, Cost
  $1,074,521) (d) (e) (f) (m)................................................               0
Neoplan USA Corp. (8,517 common shares, Acquired 09/04/03, Cost $85) (d) (e)
  (f) (m)....................................................................               0
Orius Corp. (315,080 common shares, Acquired 02/03/03, Cost $0) (c) (e)
  (f)........................................................................               0
Planet Hollywood International, Inc. (Warrants for 89,674 common shares,
  Acquired 09/03/04 & 07/22/05, Cost $0) (e) (f).............................               0
Railworks Corp. (Warrants for 865 common shares, Acquired 02/10/03, Cost $0)
  (e) (f)....................................................................               0
Rotech Medical Corp. (48,485 common shares, Acquired 06/12/02, Cost $193,940)
  (e) (f)....................................................................               0
Safelite Glass Corp. (421,447 common shares, Acquired 10/20/00, Cost
  $1,714,995) (e) (f)........................................................               0
Safelite Realty (28,448 common shares, Acquired 10/26/00, Cost $0) (e) (f)...               0
                                                                               --------------

TOTAL EQUITIES...............................................................         676,400
                                                                               --------------

TOTAL LONG-TERM INVESTMENTS  181.0%
  (Cost $2,805,185,567)......................................................   2,792,562,422
                                                                               --------------

 36                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.2%
REPURCHASE AGREEMENT  1.2%
State Street Bank & Trust Corp. ($19,000,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.12%,
  dated 07/31/06, to be sold on 08/01/06 at $19,002,702) (b).................  $   19,000,000
TIME DEPOSIT  2.0%
State Street Bank & Trust Corp. ($31,108,536 par, 4.05% coupon, dated
  07/31/06, to be sold on 08/01/06 at $31,112,036) (b).......................      31,108,536
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $50,108,536).........................................................      50,108,536
                                                                               --------------

TOTAL INVESTMENTS  184.2%
  (Cost $2,855,294,103)......................................................   2,842,670,958
BORROWINGS  (36.1%)..........................................................    (557,000,000)
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (45.4%)..................    (700,452,586)
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.7%)................................     (42,337,292)
                                                                               --------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................  $1,542,881,080
                                                                               ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Bank loan ratings are unaudited.

     Industry percentages are calculated as a percentage of net assets applicable to common shares.

(a)  This Senior Loan interest is non-income producing.

(b) A portion of this security is designated in connection with unfunded commitments.

(c)  This borrower has filed for protection in federal bankruptcy court.

(d)  Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock or warrant currently does not declare dividends.

(f) Restricted Security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.02% of the net assets applicable to common shares of the Trust.

(g)  Payment-in-kind security.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2006.

(i)  This borrower is currently in liquidation.

See Notes to Financial Statements                                             37

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2006 continued

(j) The borrower is in the process of restructuring or amending the terms of this loan.

(k) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(l)  Security purchased on a when-issued or delayed delivery basis.

(m) Subsequent to July 31, 2006, this borrower has filed for protection in federal bankruptcy court.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

 38                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2006

ASSETS:
Investments in Unaffiliated Securities (Cost
  $2,853,285,747)...........................................  $2,841,797,902
Investments in Affiliated Securities (Cost $2,008,356)......         873,056
                                                              --------------
  Total Investments (Cost $2,855,294,103)...................   2,842,670,958
Receivables:
  Interest and Fees.........................................      20,324,811
  Investments Sold..........................................       5,408,250
Other.......................................................         289,583
                                                              --------------
    Total Assets............................................   2,868,693,602
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     557,000,000
  Investments Purchased.....................................      59,302,056
  Investment Advisory Fee...................................       2,022,750
  Administrative Fee........................................         475,941
  Distributor and Other Affiliates..........................         156,530
  Income Distributions--Common Shares.......................         150,869
Accrued Interest Expense....................................       2,557,220
Unfunded Commitments........................................       2,329,699
Accrued Expenses............................................         842,265
Trustees' Deferred Compensation and Retirement Plans........         522,606
                                                              --------------
    Total Liabilities.......................................     625,359,936
Preferred Shares (including accrued distributions)..........     700,452,586
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $1,542,881,080
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,542,881,080 divided by
  180,010,000 shares outstanding)...........................  $         8.57
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,788,748,292
Accumulated Undistributed Net Investment Income.............       4,835,073
Net Unrealized Depreciation.................................     (14,952,844)
Accumulated Net Realized Loss...............................    (237,549,541)
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $1,542,881,080
                                                              ==============
PREFERRED SHARES ($.01 par value, authorized 28,000 shares,
  28,000 issued with liquidation preference of $25,000 per
  share)....................................................  $  700,000,000
                                                              ==============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $2,242,881,080
                                                              ==============

See Notes to Financial Statements                                             39

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended July 31, 2006

INVESTMENT INCOME:
Interest from Unaffiliated Securities.......................  $200,185,110
Interest from Affiliated Securities.........................        82,020
Dividends...................................................        11,134
Other.......................................................     3,862,404
                                                              ------------
      Total Income..........................................   204,140,668
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    23,983,804
Administrative Fee..........................................     5,643,248
Credit Line.................................................     2,176,496
Preferred Share Maintenance.................................     1,821,794
Custody.....................................................       666,705
Legal.......................................................       636,862
Trustees' Fees and Related Expenses.........................       116,543
Other.......................................................       967,579
                                                              ------------
      Total Operating Expense...............................    36,013,031
                                                              ------------
      Interest Expense......................................    25,343,917
      Total Expense.........................................    61,356,948
                                                              ------------
NET INVESTMENT INCOME.......................................  $142,783,720
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Loss on Affiliated Securities......................  $ (1,779,547)
Realized Loss on Unaffiliated Securities....................    (7,718,194)
                                                              ------------
                                                                (9,497,741)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (5,150,495)
                                                              ------------
  End of the Period:
    Investments.............................................   (12,623,145)
    Unfunded Commitments....................................    (2,329,699)
                                                              ------------
                                                               (14,952,844)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (9,802,349)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(19,300,090)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(30,129,890)
                                                              ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 93,353,740
                                                              ============

 40                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          JULY 31, 2006     JULY 31, 2005
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $  142,783,720    $  107,008,212
Net Realized Loss.......................................      (9,497,741)         (228,737)
Net Unrealized Appreciation/Depreciation During the
  Period................................................      (9,802,349)        2,818,009

Distributions to Preferred Shareholders:
  Net Investment Income.................................     (30,129,890)      (17,534,408)
                                                          --------------    --------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      93,353,740        92,063,076

Distributions to Common Shareholders:
  Net Investment Income.................................    (111,174,162)      (85,468,577)
                                                          --------------    --------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................     (17,820,422)        6,594,499

FROM CAPITAL TRANSACTIONS:
Offering Costs on Preferred Shares......................             -0-            (1,764)
                                                          --------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................     (17,820,422)        6,592,735
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................   1,560,701,502     1,554,108,767
                                                          --------------    --------------
End of the Period (Including accumulated undistributed
  net investment income of $4,835,073 and $4,136,318,
  respectively).........................................  $1,542,881,080    $1,560,701,502
                                                          ==============    ==============

See Notes to Financial Statements                                             41

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended July 31, 2006

CHANGE IN NET ASSETS FROM OPERATIONS (INCLUDING PREFERRED
  SHARE DISTRIBUTIONS)......................................  $  93,353,740
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Increase in Investments at Value..........................     (4,514,521)
  Increase in Interest and Fees Receivables.................     (6,719,453)
  Decrease in Receivable for Investments Sold...............      9,238,040
  Increase in Other Assets..................................       (117,294)
  Increase in Investment Advisory Fee Payable...............         37,137
  Increase in Administrative Fee Payable....................          8,738
  Increase in Distributor and Affiliates Payable............          1,822
  Decrease in Payable for Investments Purchased.............    (14,685,651)
  Change in Unfunded Commitments............................         29,997
  Change in Accrued Interest Expense........................      1,156,599
  Increase in Accrued Expenses..............................        123,872
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         78,844
                                                              -------------
    Total Adjustments.......................................    (15,361,870)
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................     77,991,870
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................     33,000,000
Cash Distributions Paid.....................................   (110,991,879)
                                                              -------------
    Net Cash Used for Financing Activities..................    (77,991,879)
                                                              -------------
NET INCREASE IN CASH........................................             (9)
Cash at Beginning of the Period.............................              9
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $         -0-
                                                              =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash Paid During the Year for Interest......................  $  24,187,318
                                                              =============

 42                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                --------
                                                                  2006
                                                                --------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................    $   8.67
                                                                --------
  Net Investment Income.....................................         .79(g)
  Net Realized and Unrealized Gain/Loss.....................        (.10)
  Common Share Equivalent of Distributions Paid to Preferred
    Shareholders:
    Net Investment Income...................................        (.17)
                                                                --------
Total from Investment Operations............................         .52
                                                                --------
Distributions Paid to Common Shareholders:
  Net Investment Income.....................................        (.62)
Dilutive impact from the offering of Money Market Cumulative
  Preferred Shares..........................................         -0-
                                                                --------
NET ASSET VALUE, END OF THE PERIOD..........................    $   8.57
                                                                ========
Common Share Market Price at End of the Period..............    $   8.38
Total Return (a)............................................      10.41%
Net Assets Applicable to Common Shares at End of the Period
  (In millions).............................................    $1,542.9
Ratios to Average Net Assets applicable to Common Shares
  excluding Borrowings:
  Operating Expense (d).....................................       2.31%
  Interest Expense (d)......................................       1.63%
  Gross Expense (d).........................................       3.94%
  Net Investment Income (d).................................       9.17%
  Net Investment Income (e).................................       7.23%
Portfolio Turnover (b)......................................         75%
SUPPLEMENTAL RATIOS:
Ratios to Average Net Assets including Preferred Shares and
  Borrowings:
  Operating Expense (d).....................................       1.28%
  Interest Expense (d)......................................        .90%
  Gross Expense (d).........................................       2.18%
  Net Investment Income (d).................................       5.06%
  Net Investment Income (e).................................       3.99%
SENIOR INDEBTEDNESS:
  Total Preferred Shares Outstanding........................      28,000
  Asset Coverage Per Preferred Share (f)....................    $ 80,119
  Involuntary Liquidating Preference Per Preferred Share....    $ 25,000
  Average Market Value Per Preferred Share..................    $ 25,000
  Total Borrowing Outstanding (In thousands)................    $557,000
  Asset Coverage Per $1,000 Unit of Senior Indebtedness
    (c).....................................................       5,028

(a) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b)Calculation includes the proceeds from principal repayments and sales of senior loan interests.

(c)Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(d)Ratios do not reflect the effect of distributions to preferred shareholders.

(e)Ratios reflect the effect of distributions to preferred shareholders.

(f)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(g)Based on average shares outstanding.

N/A=Not Applicable

See Notes to Financial Statements                                             43

YEAR ENDED JULY 31,
----------------------------------------------
       2005       2004       2003       2002
----------------------------------------------
     $   8.63   $   8.10   $   7.94   $   8.51
     --------   --------   --------   --------
          .60        .42        .46        .49
          .01        .57        .14       (.55)
         (.10)      (.02)       -0-        -0-
     --------   --------   --------   --------
          .51        .97        .60       (.06)
     --------   --------   --------   --------
         (.47)      (.40)      (.44)      (.51)
          -0-       (.04)       -0-        -0-
     --------   --------   --------   --------
     $   8.67   $   8.63   $   8.10   $   7.94
     ========   ========   ========   ========
     $   8.19   $   8.84   $   7.84   $   6.67
       -2.03%     18.13%     25.06%     -8.05%
     $1,560.7   $1,554.1   $1,458.6   $1,430.0
        2.26%      1.91%      1.59%      1.48%
         .82%       .31%       .62%       .53%
        3.08%      2.22%      2.21%      2.01%
        6.87%      5.06%      5.98%      6.02%
        5.75%      4.80%        N/A        N/A
          94%        84%        78%        65%
        1.27%      1.30%      1.19%      1.22%
         .46%       .21%       .46%       .44%
        1.73%      1.51%      1.65%      1.66%
        3.86%      3.44%      4.47%      4.95%
        3.23%      3.26%        N/A        N/A
       28,000     28,000        N/A        N/A
     $ 80,750   $ 80,509        N/A        N/A
     $ 25,000   $ 25,000        N/A        N/A
     $ 25,000   $ 25,000        N/A        N/A
     $524,000   $450,000   $401,000   $370,159
        5,315      6,009      4,637      4,863

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans and notes are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At July 31, 2006, the Trust had $1,500,000 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2006, the Trust had an accumulated capital loss carryforward for tax purposes of $218,138,489, which will expire according to the following schedule.

AMOUNT                                                         EXPIRATION
$  4,851,995................................................  July 31, 2009
 122,716,095................................................  July 31, 2010
  52,014,750................................................  July 31, 2011
  29,634,358................................................  July 31, 2012
   2,190,907................................................  July 31, 2013
   6,730,384................................................  July 31, 2014

    At July 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $2,864,231,881
                                                              ==============
Gross tax unrealized appreciation...........................  $   31,001,717
Gross tax unrealized depreciation...........................     (52,562,640)
                                                              --------------
Net tax unrealized depreciation on investments..............  $  (21,560,923)
                                                              ==============

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the years ended July 31, 2006 and 2005 were as follows:

                                                                  2006            2005
Distributions paid from:
  Ordinary income...........................................  $141,121,769    $102,806,311
  Long-term capital gain....................................           -0-             -0-
                                                              ------------    ------------
                                                              $141,121,769    $102,806,311
                                                              ============    ============

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent differences related to book to tax amortization differences and currency gain reclasses totaling $781,384 and $471, respectively, have been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of July 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $6,082,285

    Net realized gains and losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses resulting from wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

    For the year ended July 31, 2006, the Trust recognized expenses of approximately $121,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended July 31, 2006, the Trust recognized expenses of approximately $142,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                        DIVIDEND/
                                              PAR/      INTEREST     MARKET VALUE
NAME                                        SHARES*      INCOME        7/31/06          COST
Neoplan USA Corp., Revolving Credit
  Agreement...............................  $933,750     $82,020       $873,056      $  933,750
Neoplan USA Corp., Common Stock...........     8,517         -0-            -0-              85
Neoplan USA Corp., Preferred Stock C......       532         -0-            -0-             532
Neoplan USA Corp., Preferred Stock D......     1,730         -0-            -0-       1,073,989
                                                         -------       --------      ----------
                                                         $82,020       $873,056      $2,008,356
                                                         =======       ========      ==========

*   Shares were acquired through the restructuring of Senior Loan interests.

    Affiliate transactions during the year ended July 31, 2006 were as follows:

                              PAR/SHARES                               PAR/SHARES     REALIZED
                                AS OF         GROSS        GROSS         AS OF          GAIN/
NAME                           7/31/05      ADDITIONS    REDUCTIONS     7/31/06        (LOSS)
Imperial Home Decor Group,
  Inc., Term Loan...........  $1,379,619      $-0-       $1,379,619       $-0-       $(1,259,610)
Imperial Home Decor Group,
  Inc., Common Stock........     512,023       -0-          512,023        -0-          (519,937)
                                                                                     -----------
                                                                                     $(1,779,547)
                                                                                     ===========

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,124,854,332 and $2,101,931,457, respectively.

4. COMMITMENTS

Pursuant to the terms of certain Senior Loan agreements, the Trust had unfunded loan commitments of approximately $138,669,100 as of July 31, 2006. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. The unrealized depreciation on these commitments of $2,329,699 as of July 31, 2006 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2006, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

SELLING PARTICIPANT

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
                                                                (000)      (000)
General Electrical Capital Corp.............................   $5,000      $4,978

6. BORROWINGS

The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act, as amended. Under the 1940 Act, as amended, a fund generally may not (i) borrow money greater than 33 1/3% of the fund's total assets or (ii) issue preferred shares greater than 50% of the fund's total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more that 50%) of the fund's total assets based on the relative amounts borrowed or preferred shares issued.

    The Trust has entered into a $700 million revolving credit and security agreement. Annual commitment fees of .13% are charged on the unused portion of the credit line. This revolving credit agreement is secured by the assets of the Trust. For the year ended July 31, 2006, the average daily balance of borrowings under the revolving credit agreement was $564,380,165 with a weighted average interest rate of 4.30%.

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2006 continued

7. PREFERRED SHARES ISSUANCE

As of February 20, 2004 , the Trust issued 5,600 shares each of Series M, Series T, Series W, Series TH and Series F Auction Preferred Shares (APS), $.01 Par Value, $25,000 liquidation preference, for a total issuance of $700 million. Dividends are cumulative and the dividend rates are generally reset every seven days through an auction process. The average rate in effect on July 31, 2006 was 5.066%. During the year ended July 31, 2006, the rates ranged from 3.200% to 5.270%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of the "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

8. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainly in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Trust's financial statements, if and, is currently being assessed.

VAN KAMPEN SENIOR INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2006, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2006, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 14, 2006

VAN KAMPEN SENIOR INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    Computershare Trust Company, N.A., as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 30 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 30 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

VAN KAMPEN SENIOR INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing Computershare Trust Company, N.A. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen Closed End Funds
                     c/o Computershare Trust Company, N.A.
                                 P.O. Box 43011
                            Providence RI 02940-3011

    To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 1-800-341-2929.

VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

HOWARD TIFFEN
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 54

VAN KAMPEN SENIOR INCOME TRUST

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 23, 2006, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                    # OF SHARES
                                                          --------------------------------
                                                           IN FAVOR              WITHHELD
------------------------------------------------------------------------------------------
Jerry D. Choate.........................................  165,024,689            2,113,802
Suzanne H. Woolsey......................................  165,145,666            1,992,825
Linda Hutton Heagy......................................  165,206,742            1,931,749
Wayne W. Whalen.........................................  165,146,290            1,992,201
Jack E. Nelson..........................................  165,098,335            2,040,156
R. Craig Kennedy........................................  165,170,642            1,967,849

With regards to the election of the following trustees by the preferred shareholders of the Trust:

                                                                     # OF SHARES
                                                            ------------------------------
                                                             IN FAVOR             WITHHELD
------------------------------------------------------------------------------------------
Rod Dammeyer..............................................      23,674                196

The other trustees of the Trust whose terms did not expire in 2006 are David C. Arch, Howard J Kerr and Hugo F. Sonnenschein.

VAN KAMPEN SENIOR INCOME TRUST

TRUSTEES AND OFFICERS INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (61)            Trustee      Trustee     Chairman and Chief             68       Trustee/Director/Managing
Blistex Inc.                               since 1998  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Director of
                                                       the Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago. Director of
                                                       St. Vincent de Paul
                                                       Center, a Chicago based
                                                       day care facility serving
                                                       the children of low
                                                       income families. Board
                                                       member of the Illinois
                                                       Manufacturers'
                                                       Association.

Jerry D. Choate (67)          Trustee      Trustee     Prior to January 1999,         68       Trustee/Director/Managing
33971 Selva Road                           since 2006  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)             Trustee      Trustee     President of CAC, L.L.C.,      68       Trustee/Director/Managing
CAC, L.L.C.                                since 1998  a private company                       General Partner of funds
4350 LaJolla Village Drive                             offering capital                        in the Fund Complex.
Suite 980                                              investment and management               Director of Quidel
San Diego, CA 92122-6223                               advisory services. Prior                Corporation, Stericycle,
                                                       to February 2001, Vice                  Inc., Ventana Medical
                                                       Chairman and Director of                Systems, Inc., and GATX
                                                       Anixter International,                  Corporation and Trustee
                                                       Inc., a global                          of The Scripps Research
                                                       distributor of wire,                    Institute. Prior to
                                                       cable and communications                January 2005, Trustee of
                                                       connectivity products.                  the University of Chicago
                                                       Prior to July 2000,                     Hospitals and Health
                                                       Managing Partner of                     Systems. Prior to April
                                                       Equity Group Corporate                  2004, Director of
                                                       Investment (EGI), a                     TheraSense, Inc. Prior to
                                                       company that makes                      January 2004, Director of
                                                       private investments in                  TeleTech Holdings Inc.
                                                       other companies.                        and Arris Group, Inc.
                                                                                               Prior to May 2002,
                                                                                               Director of Peregrine
                                                                                               Systems Inc. Prior to
                                                                                               February 2001, Director
                                                                                               of IMC Global Inc. Prior
                                                                                               to July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM).


VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (58)       Trustee      Trustee     Managing Partner of            68       Trustee/Director/Managing
Heidrick & Struggles                       since 2006  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1990, Executive Vice
                                                       President of The Exchange
                                                       National Bank.

R. Craig Kennedy (54)         Trustee      Trustee     Director and President of      68       Trustee/Director/Managing
1744 R Street, NW                          since 2006  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                   of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (70)            Trustee      Trustee     Prior to 1998, President       68       Trustee/Director/Managing
14 Huron Trace                             since 1998  and Chief Executive                     General Partner of funds
Galena, IL 61036                                       Officer of Pocklington                  in the Fund Complex.
                                                       Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS INFORMATION continued
                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Jack E. Nelson (70)           Trustee      Trustee     President of Nelson            68       Trustee/Director/Managing
423 Country Club Drive                     since 2006  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (65)     Trustee      Trustee     President Emeritus and         68       Trustee/Director/Managing
1126 E. 59th Street                        since 1998  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey, Ph.D.     Trustee      Trustee     Chief Communications           68       Trustee/Director/Managing
(64)                                       since 2006  Officer of the National                 General Partner of funds
815 Cumberstone Road                                   Academy of                              in the Fund Complex.
Harwood, MD 20776                                      Sciences/National                       Director of Fluor Corp.,
                                                       Research Council, an                    an engineering,
                                                       independent, federally                  procurement and
                                                       chartered policy                        construction
                                                       institution, from 2001 to               organization, since
                                                       November 2003 and Chief                 January 2004 and Director
                                                       Operating Officer from                  of Neurogen Corporation,
                                                       1993 to 2001. Director of               a pharmaceutical company,
                                                       the Institute for Defense               since January 1998.
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Director
                                                       of the Rocky Mountain
                                                       Institute and Trustee of
                                                       Colorado College. Prior
                                                       to 1993, Executive
                                                       Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

VAN KAMPEN SENIOR INCOME TRUST

TRUSTEES AND OFFICERS INFORMATION continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee      Trustee     Partner in the law firm        68       Trustee/Director/Managing
333 West Wacker Drive                      since 1998  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN SENIOR INCOME TRUST

TRUSTEES AND OFFICERS INFORMATION continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (67)        President and            Officer     President of funds in the Fund Complex since September 2005
1221 Avenue of the Americas   Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10020            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan
                                                                   Stanley & Co. Incorporated. Managing Director and Director
                                                                   of Morgan Stanley Investment Management Inc. Chief
                                                                   Administrative Officer, Managing Director and Director of
                                                                   Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                                   Services Company Inc. Managing Director and Director of
                                                                   Morgan Stanley Distributors Inc. and Morgan Stanley
                                                                   Distribution Inc. Chief Executive Officer and Director of
                                                                   Morgan Stanley Trust. Executive Vice President and Principal
                                                                   Executive Officer of the Institutional and Retail Morgan
                                                                   Stanley Funds. Director of Morgan Stanley SICAV. Previously,
                                                                   Chief Global Operations Officer of Morgan Stanley Investment
                                                                   Management Inc. and Executive Vice President of funds in the
                                                                   Fund Complex from May 2003 to September 2005.

Amy R. Doberman (44)          Vice President           Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                            since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                                 Management Inc., Morgan Stanley Investment Advisers Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas   and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                                 Complex.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John L. Sullivan (51)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza              Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                         Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                   Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Phillip G. Goff (42)          Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza              and Treasurer            since 2005  Inc. since June 2005. Chief Financial Officer and Treasurer
Oakbrook Terrace, IL 60181                                         of funds in the Fund Complex since August 2005. Prior to
                                                                   June 2005, Vice President and Chief Financial Officer of
                                                                   Enterprise Capital Management, Inc., an investment holding company.

Howard Tiffen (58)            Vice President           Officer     Managing Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of the senior loan funds advised by the
P.O. Box 5555                                                      Adviser. Prior to 1999, senior portfolio manager for Pilgrim
Oakbrook Terrace, IL 60181                                         Investments. Associate of the Chartered Institute of Bankers
                                                                   and a member of the Economic Club of Chicago.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of July 18, 2005, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Senior Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Senior Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Senior Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  VVR ANR 9/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-02417P-Y07/06

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1.

Due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B was amended in September 2005. Both editions of Exhibit B are attached.

(d) Not applicable.

(e) Not applicable.

(f)

     (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, "independent" Trustees Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006                        REGISTRANT   COVERED ENTITIES(1)
----                        ----------   -------------------
AUDIT FEES ..............   $75,800              N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ...   $16,500(2)       $244,200(3)
   TAX FEES .............   $ 2,400(4)       $      0
   ALL OTHER FEES .......   $     0          $      0
TOTAL NON-AUDIT FEES ....   $18,900          $244,200

TOTAL ...................   $94,700          $244,200

2005                        REGISTRANT   COVERED ENTITIES(1)
----                        ----------   -------------------
AUDIT FEES ..............   $73,550              N/A

NON-AUDIT FEES
   AUDIT-RELATED FEES ...   $10,000(2)       $321,000(3)
   TAX FEES .............   $ 2,400(4)       $      0
   ALL OTHER FEES .......   $     0          $      0
TOTAL NON-AUDIT FEES ....   $12,400          $321,000

TOTAL ...................   $85,950          $321,000

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent agreed upon procedures related to the maintenance of Preferred Shares by the Registrant.

(3) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(4) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
David C. Arch, Rod Dammeyer, Howard J Kerr, Hugo F. Sonnenschein.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services' Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of

Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.

III. GUIDELINES

A. CORPORATE GOVERNANCE MATTERS. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     i. General.

     1. Generally, routine management proposals will be supported. The following are examples of routine management proposals:

          -    Approval of financial statements, director and auditor reports.

          -    General updating/corrective amendments to the charter.

          - Proposals related to the conduct of the annual meeting, except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

     3. Proposals requiring confidential voting and independent tabulation of voting results will be supported.

     4. Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

     5. Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

     6. Proposals to require the company to expense stock options will be supported.

     7. Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

     8. Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

     9. Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

     ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the

     Proxy Review Committee, proxies will be voted in support of nominees of management.

     1. The following proposals generally will be supported:

          - Proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors.

          - Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

     2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

          (a) If a company's board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

          (b) If a nominee who is interested is standing for election as a member of the company's compensation, nominating or audit committees;

          (c) A direct conflict exists between the interests of the nominee and the public shareholders;

          (d) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

          (e) A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

          (f) A nominee serves on the board of directors for more than six companies (excluding investment companies).

     iii. Auditors

     1. Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

     2. Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

     3.   Proposals to indemnify auditors will not be supported.

     iv. Anti-Takeover Matters

     1. Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

     2. Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. CAPITALIZATION CHANGES. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     2.   The following proposals generally will not be supported
          (notwithstanding management support).

          - Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

C. COMPENSATION. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1.   The following proposals generally will be supported:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

     4. Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

D. OTHER RECURRING ITEMS. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

     1. Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

     2. Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. ITEMS TO BE REVIEWED BY THE PROXY REVIEW COMMITTEE

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

     i.   Corporate Transactions

          - Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers' research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

     ii.  Compensation

          - Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

          - Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the the quantitative criteria used by a Research Provider when considering such Research Provider's recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider's threshold.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

     iii. Other

          -    Proposals for higher dividend payouts.

          - Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

          - Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund's Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund's Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

          - Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

          - Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV.  ADMINISTRATION OF POLICY

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

          (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's Policy and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

     2. A material conflict of interest could exist in the following situations, among others:

     (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

     (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

     (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C.   PROXY VOTING REPORTS

     (a) MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                         VAN KAMPEN SENIOR INCOME TRUST

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Howard T. Tiffen, a Managing Director of the Adviser and Christina Jamieson, an Executive Director of the Adviser.

Mr. Tiffen has been associated with the Adviser in an investment management capacity since December 1999 and began managing the Fund in December 1999. Ms. Jamieson has been associated with the Adviser in an investment management capacity since March 2000 and began managing the Fund in June 2005.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of July 31, 2006.

As of July 31, 2006, Mr. Tiffen managed 6 mutual funds with a total of approximately $5.7 billion in assets; no pooled investment vehicles other than mutual funds; and 2 other accounts with a total of approximately $585.2 million in assets.

As of June 30, 2006, Ms. Jamieson managed two mutual funds with a total of approximately $4.0 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus.

- Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated open-end mutual funds they manage that are included in the IMDCP Fund menu, which may or may not include the Fund.

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment Funds, including Funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark, indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of July 31, 2006, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Income Trust


By: /s/ Ronald E. Robison
    ------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 21, 2006


By: /s/ James W. Garrett
    ------------------------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: September 21, 2006